Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Innovator ETFs Trust II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Innovator ETFs Trust II for the period ended April 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Innovator ETFs Trust II for the stated period.

/s/ Bruce Bond Bruce Bond Principal Executive Officer, Innovator ETFs Trust II	/s/ John Southard John Southard Principal Financial Officer, Innovator ETFs Trust II

Dated: 06/29/2021

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Innovator ETFs Trust II for purposes of Section 18 of the Securities Exchange Act of 1934.